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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                             ---------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                September 4, 2001
                Date of Report (Date of earliest event reported)


                              ---------------------

                              NEOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-28782                93-0979187
 (State or other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)

           157 TECHNOLOGY DRIVE                                    92618
            IRVINE, CALIFORNIA                                   (Zip Code)
 (Address of principal executive offices)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

On September 4, 2001, NeoTherapeutics, Inc. ("NeoTherapeutics") issued a news release regarding the repurchase from Societe Generale of all outstanding shares of NeoTherapeutics' 7% Series C Convertible Preferred Stock (the "Series C Preferred Stock"), the text of which is set forth in Exhibit 99.1 attached to this report. The repurchase was finalized on September 19, 2001, at which time NeoTherapeutics repurchased the remaining 30 shares of Series C Preferred Stock for a payment of $356,049.94 representing the stated amount of the repurchased shares plus accrued but unpaid dividends, together with an amount in settlement of certain claims between the parties. In June 2001, NeoTherapeutics issued 200 shares of Series C Preferred Stock to Societe Generale in exchange for the outstanding shares of the Series B Preferred Stock of its subsidiary, NeoGene Technologies, Inc. ("NeoGene"), upon the exercise of certain exchange rights. The Series B Preferred Stock was originally sold by NeoGene in December 2000, together with warrants to purchase shares of NeoGene common stock and NeoTherapeutics common stock, for $2 million. Societe Generale retained the warrants under the terms of the repurchase. In August 2001, Societe Generale converted 170 of the 200 shares of Series C Preferred Stock into a total of 482,635 shares of NeoTherapeutics common stock in accordance with the terms of the Series C Preferred Stock. The foregoing description of the repurchase is qualified in its entirety by reference to the Stock Purchase and Settlement Agreement and Release, dated as of September 19, 2001, by and among NeoTherapeutics, Inc., NeoGene Technologies, Inc. and Societe Generale, a copy of which is attached to this report as Exhibit 10.1.

ITEM 7.  EXHIBITS

Exhibits:

     10.1 Stock Purchase and Settlement Agreement and Release, dated as of September 19, 2001, by and among Registrant, NeoGene Technologies, Inc. and Societe Generale.

     99.1 Press Release dated September 4, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEOTHERAPEUTICS, INC.


Date:    September 24, 2001            By:      /s/ Samuel Gulko
                                                -------------------------------
                                       Name:    Samuel Gulko
                                       Title:   Senior V.P. Finance and
                                                Chief Financial Officer



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Exhibit
Number                            Document Description
------                            --------------------

10.1 Stock Purchase and Settlement Agreement and Release, dated as of September 19, 2001, by and among Registrant, NeoGene Technologies, Inc. and Societe Generale.

99.1     Press Release dated September 4, 2001.